                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 20, 2004


                           COMMUNITY BANCSHARES, INC.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




          Delaware                 0-16461                    63-0868361
      ----------------         ---------------           --------------------
      (State or Other           (Commission                  (IRS Employer
       Jurisdiction of          File Number)              Identification No.)
       Incorporation)

                 68149 Main Street, Blountsville, Alabama 35031
          ------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (205) 429-1000
          ------------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)


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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On February 20, 2004, Community Bancshares, Inc. (the "Company") issued a press release (the "Press Release") announcing that it had completed a private placement of 3,738,324 shares of its common stock at a price of $5.35 per share In addition, the Company granted to investors who initially purchased shares in the offering prior to December 31, 2003, aggregating approximately $11.7 million, an option to exchange by December 31, 2008, in whole but not in part, the shares of the Company's common stock purchased in the offering for shares of the Company's Series 2003 noncumulative preferred stock. The preferred stock has a liquidation preference equal to the aggregate purchase price of the shares of common stock initially purchased in this offering. The terms of the Series 2003 noncumulative preferred stock are set forth in the Certificate of Designation of the Series 2003 Noncumulative Preferred Stock of Community Bancshares, Inc. (the "Certificate"), which the Company has filed with the Secretary of State of the State of Delaware as part of its Certificate of Incorporation.

         Pursuant to General Instruction F to Form 8-K, the Certificate of Designation and the Press Release are attached hereto as Exhibit 3.1 and Exhibit 99.1, respectively, and are incorporated into this Item 5 by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.


         (c)      Exhibits.

                  The following exhibits are filed herewith:

      EXHIBIT NO.                           DESCRIPTION
      -----------                           -----------
         3.1         Certificate of Designation of the Series 2003 Noncumulative
                     Preferred Stock of Community Bancshares, Inc.


         99.1        Press Release, dated February 20, 2004, of Community
                     Bancshares, Inc.


                                     - 2 -

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      COMMUNITY BANCSHARES, INC.


                                        /s/ Patrick M. Frawley
                                      ------------------------------------------
                                      Patrick M. Frawley
                                        Chairman, Chief Executive Officer and
                                        President

Date:  February 20, 2004


                                     - 3 -

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                               INDEX TO EXHIBITS

      EXHIBIT NO.                           DESCRIPTION
      -----------                           -----------
         3.1         Certificate of Designation of the Series 2003 Noncumulative
                     Preferred Stock of Community Bancshares, Inc.


         99.1        Press Release, dated February 20, 2004, of Community
                     Bancshares, Inc.